Exhibit 10.2
AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of October 5, 2006 to the Credit Agreement dated as of September 30, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) between LAMAR MEDIA CORP. (the “Company”), QMC MEDIA II, INC. (the “Subsidiary Borrower”), the SUBSIDIARY GUARANTORS party thereto (the “Subsidiary Guarantors”), the lenders party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
          The Company, the Subsidiary Borrower and the Administrative Agent pursuant to authority granted by and having obtained all necessary consents of the Required Lenders party to the Credit Agreement, wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Definitions. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Section 1.01) and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Section 1.01):
     “Amendment No. 1 Effective Date” means the date upon which the conditions precedent set forth in Section 4 of Amendment No. 1 hereto shall have been satisfied or waived.
     “Incremental Loan Commitment” means, with respect to each Lender, the amount of the offer of such Lender to make Incremental Loans of any Series that is accepted by the Company in accordance with the provisions of Section 2.01(c), as such amount may be (a) reduced from time to time pursuant to Sections 2.07 and 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Incremental Loan Commitments of all Series shall not exceed $500,000,000 (excluding Incremental Loan Commitments made
Amendment No.1

under the Series A Incremental Loan Agreement and the Series B Incremental Loan Agreement in an aggregate amount up to but not exceeding $187,500,000).
          2.03. Incremental Loans. Section 2.01(c) of the Credit Agreement shall be amended by changing clause (ii) in the second paragraph to read as follows:
     “(ii) the aggregate principal amount of all Incremental Loan Commitments and all outstanding Series of Incremental Loans shall not exceed $500,000,000 (excluding Incremental Loan Commitments made under the Series A Incremental Loan Agreement and the Series B Incremental Loan Agreement in an aggregate amount up to but not exceeding $187,500,000).”
          2.04. Restricted Payments. Section 7.06 of the Credit Agreement shall be amended by changing clause (ii) to read as follows:
     “(ii) [Intentionally Deleted].”
          Section 3. Representations and Warranties. The Company and each Subsidiary Guarantor represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, as of the date hereof and the Amendment No. 1 Effective Date, that (i) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in said Article IV to “this Agreement” included reference to this Amendment No. 1 and (ii) no Default or Event of Default has occurred and is continuing.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof, shall become effective as of the date hereof upon receipt by Administrative Agent (or Special Counsel) of executed counterparts of this Amendment No. 1 from the Company, each Subsidiary Guarantor and Holdings, and execution hereof by the Administrative Agent.
          Section 5. Pledge Agreement. The Company and each Subsidiary Guarantor confirms its obligations under the Pledge Agreement.
          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.
Amendment No.1

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the day and year first above written.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre .

Name:	Keith A. Istre
Title:	Executive Vice-President/ Chief Financial Officer

QMC MEDIA II, INC.

By:	/s/ Keith A. Istre .

Name:	Keith A. Istre
Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

SUBSIDIARY GUARANTORS

INTERSTATE LOGOS, L.L.C.
THE LAMAR COMPANY, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC

By: Lamar Media Corp.,
Their Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/
Chief Financial Officer

LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR OKLAHOMA HOLDING COMPANY, INC.
LAMAR DOA TENNESSEE HOLDINGS, INC.
LAMAR OBIE CORPORATION

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

Interstate Logos, L.L.C. Entities:

MISSOURI LOGOS, LLC
KENTUCKY LOGOS, LLC
OKLAHOMA LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.LC.
DELAWARE LOGOS, L.L.C.
NEW JERSEY LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
MAINE LOGOS, L.L.C.
WASHINGTON LOGOS, L.L.C.

By: Interstate Logos, L.L.C.
Their Managing Member
By: Lamar Media Corp.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

Interstate Logos, L.L.C. Entities continued:

NEBRASKA LOGOS, INC.
OHIO LOGOS, INC.
UTAH LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
MINNESOTA LOGOS, INC.
MICHIGAN LOGOS, INC.
FLORIDA LOGOS, INC.
NEVADA LOGOS, INC.
TENNESSEE LOGOS, INC.
KANSAS LOGOS, INC.
COLORADO LOGOS, INC.
NEW MEXICO LOGOS, INC.

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

TEXAS LOGOS, L.P.

By: Oklahoma Logos, L.L.C.
Its: General Partner
By: Interstate Logos, L.L.C.
Its: Managing Member
By: Lamar Media Corp.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

     The Lamar Company, L.L.C. Entities:

LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
LAMAR TEXAS GENERAL PARTNER, INC.
TLC PROPERTIES, INC.
TLC PROPERTIES II, INC.
LAMAR PENSACOLA TRANSIT, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ELECTRICAL, INC.
AMERICAN SIGNS, INC.
LAMAR OCI NORTH CORPORATION
LAMAR OCI SOUTH CORPORATION
LAMAR ADVERTISING OF KENTUCKY, INC.
LAMAR FLORIDA, INC.
LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
LAMAR OHIO OUTDOOR HOLDING CORP.
OUTDOOR MARKETING SYSTEMS, INC.

By:	/s/ Keith A. Istre

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

     The Lamar Company, L.L.C. Entities continued:

LAMAR ADVERTISING OF PENN, LLC
LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR TENNESSEE, L.L.C.
LC BILLBOARD, L.L.C.
LAMAR AIR, L.L.C.

By: The Lamar Company, L.L.C.
Their Managing Member
By: Lamar Media Corp.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By: Lamar Texas General Partner, Inc.
Its: General Partner

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/
Chief Financial Officer
Amendment No.1

The Lamar Company, L.L.C. Entities continued:

TLC PROPERTIES, L.L.C.
TLC FARMS, L.L.C.

By: TLC Properties, Inc.
Their Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR T.T.R., L.L.C.

By: Lamar Advertising of Youngstown, Inc.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.

By: Outdoor Marketing Systems, Inc.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

     Lamar Central Outdoor, LLC Entities:

LAMAR ADVANTAGE HOLDING COMPANY
PREMERE OUTDOOR, INC.
DAUM ADVERTISING COMPANY, INC.

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

OUTDOOR PROMOTIONS WEST, LLC
TRIUMPH OUTDOOR RHODE ISLAND, LLC

By: Triumph Outdoor Holdings, LLC
Their Managing Member
By: Lamar Central Outdoor, LLC
Its: Managing Member
By: Lamar Media Corp.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/
Chief Financial Officer
Amendment No.1

Lamar Central Outdoor, LLC Entities continued:

TRIUMPH OUTDOOR HOLDINGS, LLC
LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC

By: Lamar Central Outdoor, LLC
Their Managing Member
By: Lamar Media Corp.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By: Lamar Advantage GP Company, LLC
Its: General Partner
By: Lamar Central Outdoor, LLC
Its: Managing Member
By: Lamar Media Corp.
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

Lamar Oklahoma Holding Company, Inc. Entities:

LAMAR BENCHES, INC.
LAMAR I-40 WEST, INC.
LAMAR ADVERTISING OF OKLAHOMA, INC.

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Lamar DOA Tennessee Holdings, Inc. Entities:

LAMAR DOA TENNESSEE, INC.

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

Lamar Obie Corporation Entities:

O.B. WALLS, INC.

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer

OBIE BILLBOARD, LLC

By: Lamar Obie Corporation
Its: Managing Member

By:	/s/ Keith A. Istre .

Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Christophe Vohmann .

Name:	Christophe Vohmann
Title:	Vice President
Amendment No.1

     By its signature below, the undersigned hereby consents to the foregoing Amendment No. 1 and confirms its obligations under the Holdings Guaranty and Pledge Agreement.

LAMAR ADVERTISING COMPANY

By:	/s/ Keith A. Istre .

Name:	Keith A. Istre
Title:	Executive Vice-President/ Chief Financial Officer
Amendment No.1